UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for use of Commission only (as permitted by Rule 14a-6 (e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12

                         UNITED SYSTEMS TECHNOLOGY, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
       (Name of Person(s) filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22 (a)(2) of Schedule 14A.
[ ] Fee computed in table below per Exchange Act Rules 14a-6 (i) (4) and 0-11
    1) Title of each class of securities to which transaction applies.
    2) Aggregate number of securities to which transaction applies.
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined).
    4) Proposed maximum aggregate value of transaction.
    5) Total fee paid.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount previously paid
     2) Form Schedule or Registration Statement No.
     3) Filing party
     4) Date filed

                         UNITED SYSTEMS TECHNOLOGY, INC.
    ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 7, 2004
    ------------------------------------------------------------------------


     The Annual Meeting of Shareholders of United Systems Technology, Inc., an Iowa corporation, will be held at 9:00 a.m., Central Time, Wednesday July 7, 2004 at the Company's executive offices, 1850 Crown Road, Suite #1109, Dallas, Texas, 75234, for the following purposes:


   1. To elect four members of the Board of Directors of the Company;

   2. To ratify the selection of Hein & Associates LLP as the independent accountants for the Company;

   3. To approve an amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share; and

   4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.


     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 21, 2004 will be entitled to vote.

     A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Company's Annual Report for the fiscal year ended December 31, 2003.

                                  By Order of the Board of Directors
                                  Randall L. McGee, Secretary

May 28, 2004
1850 Crown Road, #1109
Dallas, Texas   75234

                             YOUR VOTE IS IMPORTANT

     Shareholders are urged to designate their choices as to the matters to be acted upon, and to date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the Proxy will help to assure a quorum at the meeting and to avoid additional Company expense for further solicitation.

                         UNITED SYSTEMS TECHNOLOGY, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - JULY 7, 2004
    ------------------------------------------------------------------------

                                 PROXY STATEMENT
    ------------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies on behalf of the Board of Directors of United Systems Technology, Inc., an Iowa corporation, for use at the Company's Annual Meeting of Shareholders, to be held on Wednesday, July 7, 2004, and at any and all adjournments of such meeting. This Proxy Statement and Proxy are being mailed on or about May 28, 2004 to shareholders of record of the Company on May 21, 2004.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed Proxies that contain no instructions will be voted for the nominees for director indicated herein, in favor of ratification of the selection of Hein & Associates LLP as independent accountants for the Company and in favor of the amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

     A shareholder who executes a Proxy for the Annual Meeting may revoke it any time before it is voted. A Proxy may be revoked by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     A copy of the Annual Report to shareholders of the Company for its fiscal year ended December 31, 2003, is being mailed with this Proxy statement to all such shareholders entitled to vote.

     The Company's executive offices are located at 1850 Crown Road, Suite 1109, Dallas, Texas 75234.

                         VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on May 21, 2004 will be entitled to vote at the Annual Meeting. As of May 21, 2004, 56,178,663 shares of Common Stock, par value $.10 per share were issued and outstanding. Each Common Shareholder is entitled to one vote per share on each matter to be voted upon at the meeting.

     A quorum for the Annual Meeting will exist if a majority of the shares entitled to vote are present in person or by Proxy. If a quorum is present, election of directors for the ensuing year, the ratification of Management's selection of independent accountants and the amendment to the Articles of Incorporation will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled to vote with respect to each such matter.

     Meeting costs, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year. Directors will hold office until the Annual Meeting of Shareholders held in 2003, and until their successors are duly elected and qualified, or until their death, resignation or removal. All of the nominees are presently directors of the Company and two of the nominees are officers of the Company and all have served in their respective capacities since originally elected. The nominees were recommended to the Board of Directors by a majority of the independent directors of the Board. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees or such shareholder may withhold his vote from all or any of such nominees. If the Proxy Card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

     Name                        Age                      Position

   Thomas E. Gibbs               55                Chairman of the Board,
                                                   Chief Executive Officer,
                                                   President and Director

   Randall L. McGee              47                Secretary, Treasurer,
                                                   Vice-President - Finance,
                                                   and Director

   Earl H. Cohen                 56                Director

   Scott A. Burri                41                Director

     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. Mr. Gibbs founded Mentor Systems, Inc. in 1981, served as its President until 1987 when the company was sold to Philadelphia Suburban Corporation, and continued as President until 1988. From 1988 to 1989, Mr. Gibbs served as Chairman of PSC Information Services, Inc., the information technology subsidiary of Philadelphia Suburban Corporation and President of Digital Systems, Inc., a PSC Information Services subsidiary. From 1989 to 1990, Mr. Gibbs was Senior Vice President for Information Technology at Philadelphia Suburban Corporation. In 1990, Mr. Gibbs became President of PSC Information Services, Inc. and served in that capacity until 1991 when two of the five PSC Information Services companies were acquired by Systems and Computer Technology Corp. ("SCT"). After the acquisition, Mr. Gibbs became President of Mentor Information Systems, Inc., one of the two companies acquired by SCT, until 1993. In addition, from 1992 until 1993 he served as President of Moore Governmental Systems, Inc., another SCT subsidiary. Mr. Gibbs was elected to his current position of Chairman of the Board, Chief Executive Officer and President of the Company effective January 1, 1994. Mr. Gibbs received a Bachelor of Science degree, Masters of Business Administration and a Ph.D. degree from the University of Cincinnati.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. Mr. McGee was appointed Secretary, Treasurer and Controller of the company in October 1988. Mr. McGee is a certified public accountant and, from 1982 until he joined the Company, served as Controller of National FSI, Inc., a provider of computer software and ancillary services for the management of pension and other employee benefit plans. Mr. McGee received a Bachelor of Arts Degree in Accounting from the University of Northern Iowa in 1979.

     Earl H. Cohen, Director. Mr. Cohen is an attorney and has served as Chief Executive Officer of the law firm of Mansfield, Tanick & Cohen, P.A. since 1992. Prior to joining the law firm of Mansfield & Tanick in 1990, Mr. Cohen was an attorney in private practice from 1976 through 1990. From 1973 through 1976, Mr. Cohen served as Trust Officer of Norwest Bank Minneapolis. Mr. Cohen received his Bachelor of Science degree in Business from the University of Minnesota in 1970 and his law degree from the University of Minnesota in 1973. Mr. Cohen has previously served on the boards of private companies.


     Scott A. Burri, Director. Mr. Burri is the founder and the Managing General Partner of Huntington Ventures, a California based venture capital firm, which began operations in July 2000. From 1992 until May 2000, Mr. Burri was employed by Ventana Global, LTD, a California-based venture capital firm where he was responsible for investment management, analysis and oversight of a number of portfolio companies. Prior to 1992, Mr. Burri was employed as an investment banker at First Boston Corporation in New York, New York and Credit Suisse in Zurich, Switzerland. Mr. Burri has previously served on the Boards of public and private companies. Mr. Burri received a Bachelor of Science degree from Oregon State University and Master of Business degree from the University of Southern California.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS:
                              INDEPENDENT DIRECTORS

     The  Board  of  Directors  has  established  a  Compensation/Stock   Option
Committee and an Audit Committee. The Board of Directors does not have a nominating committee.

     The Board of Directors originally established the Compensation/Stock Option Committee in January, 1987 to administer the Company's 1986 Stock Option Plan. In June 1988 the duties of the Committee were expanded to include the review of management compensation. The Committee held one meeting during the year ended December 31, 2003 and was comprised of Scott Burri and Earl Cohen.

     The Board of Directors established the Audit Committee in June 1988 to monitor preparation of the Company's financial statements. The Committee held one meeting during the year ended December 31, 2003, consistent with its prior Audit Committee Charter, and was comprised of Scott Burri and Earl Cohen. The Committee will meet at least four times in the current fiscal year in accordance with its current Audit Committee Charter.

     The Company has no other committees of the Board of Directors. Committee appointments for the upcoming year will be made at the annual meeting of the Board of Directors.

     The Board of Directors held four meetings during the year ended December 31, 2003. All Directors attended 75% or more of all meetings of the Board and of the committees on which they served.

     The Board of Directors has determined that the following two directors have no material relationship with the Company that would interfere with the exercise of independent judgment and are therefore independent directors of the Company:
Scott Burri and Earl Cohen.

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. A copy of the Audit Committee Charter is attached as Appendix A. The members of the Audit Committee are independent as defined in Section 121(A) of the American Stock Exchange listing standards (which is the national securities exchange definition of "independent" the Audit Committee has chosen to use as required under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934.) All members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Burri qualifies as an "Audit Committee Financial Expert" as defined in
Section 229.401(h) of the Securities Exchange Act of 1934, and his experience and background are described above under the heading "Election of Directors" of this Proxy Statement.

     The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors. The Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors as necessary to carry out its duties.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report to Shareholders.
Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with accounting principles generally accepted in the United States of America.

     We have discussed with Hein & Associates, LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committees." SAS No. 61 requires the Company's independent accountants to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and
(vi) any difficulties encountered in performing the audit.

     We have  received  from  Hein &  Associates,  LLP a  letter  providing  the
disclosures   required  by   Independence   Standards   Board  Standard  No.  1,
"Independence Discussions with Audit Committees", with respect to any relationship between Hein & Associates, LLP and the Company that in their professional judgment may reasonably be thought to bear on their independence. Hein & Associates LLP has discussed its independence with us and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the Company's independent accountants. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent accountants with respect to such financial statements.

                              The Audit Committee:
                              Scott Burri, Chairman
                                   Earl Cohen

Accounting Fees.

     The aggregate fees billed by the Company's independent accountants for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003, were $ 27,200.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent accountants during the Company's most recent fiscal year are compatible with maintaining the independence of such accountants.

     The following table sets forth the aggregated fees billed to the Company for fiscal years 2003 and 2002 by the Company's independent public accountants:

                                            2003              2002
                                            ----              ----

         Audit fees                       $21,500           $22,500
         Audit-related fees                 5,700             5,500
         Tax fees                           3,000             3,000
         All other fees                     1,100               500
                                          -------           -------
                         Total fees       $31,300           $31,500
                                          -------           -------

Code of Ethics

     The Company has adopted a Code of Ethics that applies to the Company's Officers and Directors, including the Company's principal executive officer and principal financial and accounting officer. A copy of the Code has been posted in the shareholder information section of the Company's website, www.usti.us.

                               EXECUTIVE OFFICERS

         The Executive officers of the Company are appointed annually by the Board of Directors and serve an indefinite term. All executive officers of the Company are employed on a full-time basis. No family relationship exists between any executive officer of the Company.

     Name                        Age                      Position

   Thomas E. Gibbs               55                Chairman of the Board,
                                                   Chief Executive Officer,
                                                   President and Director

   Randall L. McGee              47                Secretary, Treasurer,
                                                   Vice-President - Finance,
                                                   and Director

     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. See Resume under the heading "Election of Directors" of this Proxy Statement.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. See Resume under the heading "Election of Directors" of this Proxy Statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of May 21, 2004.

    Name and Address                Amount and Nature             Percent
    of Beneficial Owner          of Beneficial Ownership          of Class

    Thomas E. Gibbs                    8,578,800 (1)               14.9%
    230 South MacArthur Blvd.
    #120
    Coppell, TX   75019

    Randall L. McGee                   4,625,000 (2)                7.9%
    1600 Lake Crest
    Plano, TX   75023

    ------------------------------------------------------------------------

     (1) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 became exercisable on November 17, 2002, 375,000 became exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (2) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the option, 625,000 became exercisable on November 17, 2002, 625,000 became exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.

    ------------------------------------------------------------------------

     The following table sets forth the ownership of each of the directors of the Company, and the directors and officers as a group, of the Company's Common Stock as of May 21, 2004.

    Name and Address                Amount and Nature             Percent
    of Beneficial Owner          of Beneficial Ownership          of Class

    Thomas E. Gibbs                    8,578,800 (1)               14.9 %

    Randall L. McGee                   4,625,000 (2)                7.9 %

    Scott A. Burri                       990,000 (3)                1.7 %

    Earl H. Cohen                        881,756 (4)                1.6 %

    All Officers and Directors
     as a group (4 persons)           15,075,556                   24.5 %

    ------------------------------------------------------------------------

     (1) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 became exercisable on November 17, 2002, 375,000 became exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (2) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the option, 625,000 became exercisable on November 17, 2002, 625,000 became exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.

     (3) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Burri, which became exercisable on November 17, 2002.

     (4) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Cohen which became exercisable on November 17, 2002.

                             EXECUTIVE COMPENSATION

Management Compensation

     The following table sets forth the compensation paid or accrued by the Company for service rendered during the last fiscal year to the Company's Chief Executive Officer and each of the most highly compensated officers of the Company whose compensation exceeds $100,000.

 Summary Compensation Table

 Name and               Annual Compensation           Long Term     All Other
 Principal Position      Year    Salary     Bonus    Compensation  Compensation
 ------------------      ----    ------     -----    ------------  ------------

 Thomas E. Gibbs         2003    $200,000  $37,950 (1)    -0-          -0-
 Chairman of the Board   2002    $187,500  $62,375 (1)    -0-          -0-
 Chief Executive Officer 2001    $171,250  $38,300 (1)    -0-          -0-
 and President

 Randall L. McGee        2003    $120,000  $37,950 (1)    -0-          -0-
 Secretary, Treasurer,   2002    $107,500  $62,375 (1)    -0-          -0-
 Vice-President-Finance, 2001    $  79,210 $38,300 (1)    -0-          -0-
 and Director

     (1) The Company has an incentive plan whereby certain members of management receive a bonus based on operating income of the Company.

     None of the Company's officers currently have written employment agreements with the company.


Option Grants in the Last Fiscal Year

     No options were granted in the last fiscal year.

Aggregate Stock Option and Warrant Exercises in the
Last Fiscal Year and Fiscal Year-End Option and Warrant Values

     The following table sets forth information regarding year-end value of options and warrants held by the Company's Executive Officers for the year ending December 31, 2003 and options and warrants that were exercised by the Company's Executive Officers during the year.

                                                             Value of
                                   Number of                Unexercised
                                  Unexercised               In-The-Money
       Shares      Value         Options/Warrants        Options/Warrants(1)
      Acquired Realized ------At Year End-------- -------At Year End------- Name on Exercise at Exercise Exercisable Unexercisable Exercisable Unexercisable
---- ----------- ----------- ----------- ------------- ----------- -------------

Thomas
E.Gibbs   -          -         750,000      750,000     $ 7,500     $ 7,500
Randall
L.McGee   -          -       1,250,000    1,250,000     $12,500     $12,500


     (1) December 31, 2003 closing bid price was $0.06.

Compensation Pursuant to Plans

     The Company adopted a Stock Option Plan on May 25, 1982. This plan was terminated in September, 1986. All options granted under this plan have expired or been extinguished. The Board of Directors of the Company adopted a new Stock Option Plan on September 27, 1986, as amended from time to time (the "1986 Plan"). Under the 1986 Plan, shares of the Company's common stock were reserved for options to be granted to the employees and directors at the discretion of the Board of Directors. The 1986 Plan has expired. All options granted under the 1986 Plan have expired, been extinguished, or forfeited. During 2001, the Board of Directors issued non-qualified stock options to certain employees and directors at the quoted market price of the Company's stock at the date of the grant. These options become exercisable over a period of up to five years and expire in 2006. See table in Security Ownership of Certain Beneficial Owners and Management.

     Effective  January 16, 1992, the Company  established  the USTI  Employees'
401(K) Profit Sharing Plan and Trust (the "Plan"), which is a defined contribution plan that covers substantially all full-time employees of the Company eligible to participate. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 401(K) of the Internal Revenue Code. The Company may elect to make contributions for the benefit of the participants in the Plan, based on semi-annual resolutions of the Board of Directors. The Company made contributions for the benefit of the participants in the Plan in the amount of $ 19,300 for the year ended December 31, 2002.

     The Company offers a medical insurance plan for all full-time employees of the Company. The Company has no pension, profit sharing or insurance program for the benefit of its directors, officers or employees. Director Compensation

     No officer of the Company receives any cash compensation for services as a director. Non-management directors receive annual compensation of $7,500 for services as a director plus reasonable expenses incurred for attendance at meetings of the Board of Directors.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

     In November, 2001, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.05 per share and the Company granted an option to Mr. McGee to purchase 2,500,000 shares of its Common Stock at a price of $.05 per share.

     The Company leases a 1,220 square foot facility at 650 Colborne Street, Suite 7, London, ON, N6A 5A1 from a related party, 650 Colborne Partners. This partnership includes members of management and the Board of the Company.


                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed the firm Hein & Associates LLP as the independent public accountants of the Company for the fiscal year 2004 and recommends to the shareholders that they vote for ratification of this appointment. Hein & Associates LLP was engaged as the Company's independent accountants in August 2003. Such firm audited the financial statements of the Company for the years ended December 31, 2003, including the audited financial statements dated December 31, 2003 filed by the Company with the Securities and Exchange Commission in its Annual Report on Form 10-KSB.

     Representatives of the firm, Hein & Associates LLP, are not expected to be present at the Annual Meeting.

     In connection with its audit of the Company's financial statements each of the fiscal year 2003 there have been no reportable disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
               REDUCE THE PAR VALUE OF THE COMPANY'S COMMON STOCK
General

     The Company's Board of Directors has unanimously adopted a resolution approving, and recommending to the stockholders for approval, a proposal to amend the Second Article of the Company's Articles of Incorporation to reduce the par value of each share of Common Stock from $.10 to $.01. The form of the proposed amendment is as follows:

     The Articles of Incorporation are hereby amended by amending the Second Article so that, as amended, it shall read as follows:

     SECOND The total number of shares that the Corporation shall have the authority to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.10 per share.

Reasons For the Reduction in Par Value

     Under Iowa corporate law, Common Stock cannot be issued at a price below par value. As of April 14, 2004, the closing sales price of the Common Stock was $.07, significantly below the current par value of $.10 per share. As a result, the Company's ability to obtain financing through the issuance of Common Stock, the issuance of securities convertible into Common Stock, such as convertible preferred stock or convertible debt, or the issuance of securities with the right to purchase Common Stock, such as warrants or options, is significantly limited. The Board of Directors believes that the proposed reduction in the par value is desirable to provide the Company with the necessary flexibility in future financing transactions to meet the Company's capital and liquidity needs.

Effective Date and Accounting Matters

     The reduction in par value will become effective upon the filing with the Secretary of State of the Articles of Amendment, which is expected to take place promptly after the approval of the amendment to the Articles at the Annual Meeting. As a result of the reduction in par value, on the effective date thereof, the stated par value capital on the Company's balance sheet attributable to Common Stock will be reduced to 1/10th of its present amount, and the additional paid in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of Common Stock will not be affected.

Recommendation

     The Company's Board of Directors recommends that you vote FOR the amendment to Articles of Incorporation to reduce the par value of the Company's Common Stock.

                                 OTHER BUSINESS

     Management of the Company knows of no other business, which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholder proposals intended for presentation at the Company's Annual Meeting in 2005 must be received by the Company at its principal executive offices in Dallas, Texas, no later than January 2, 2005.

                              FINANCIAL STATEMENTS

     The Company's Annual Report to Shareholders, which includes financial statements, is enclosed with this Proxy Statement. Such financial statements are incorporated herein by reference.

                                   By Order of the Board of Directors
                                   Randall L. McGee, Secretary

May 28, 2004
1850 Crown Road, #1109
Dallas, Texas   75234
                                       10

                               INDEX TO APPENDICES

Appendix     Description
--------     -----------

   A        United Systems Technology, Inc. Audit Committee Charter

APPENDIX A
----------

                             AUDIT COMMITTEE CHARTER

                                       OF

                         UNITED SYSTEMS TECHNOLOGY, INC.


I. PURPOSE

     The Audit Committee shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

o Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

o Oversee that management has established and maintainedprocesses to assure that an adequate system of internal control is functioning within the Corporation.

o Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations, and corporate policy.

o Oversee the independent accountant's qualifications, independence and performance.

o Prepare the report required by the Securities and Exchange Commission's ("SEC") proxy rules to be included in the Corporation's annual proxy statement.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be an "independent director" as defined in Section 121(A) of the American Stock Exchange listing standards (which is the national securities exchange definition of "independent" the Audit Committee has chosen to use as required under Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934) and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices including being able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise so as to qualify as an "Audit Committee Financial Expert" as defined in Sections 229.401(h) of the 1934 Act.

     The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board to serve for the ensuing year or until their successors have been duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee plans to meet at least annually with management and the independent accountants to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or its Chairperson, plans to meet with management and the independent accountants quarterly to review the Corporation's financials consistent with Section IV.D below.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

      A. Review and reassess, at least annually, the adequacy of this Charter; and make recommendations to the Board, as conditions dictate, to update this Charter.

      B. Review with management, and the independent accountants, the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), as amended.

      C. Review with management and the independent accountants the Corporation's quarterly financial statements on Form 10-QSB prior to their filing or prior to the release of the earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61.

     Independent Accountants

      D. The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the Corporation's independent accountants and shall be directly responsible for the oversight of the independent accountants, including the resolution of disagreements between management and the independent accountants. The Audit Committee has the sole authority to approve all engagements and fees with the independent accountants. This does not preclude the Audit Committee from obtaining the input of Company management. The independent accountants are accountable to the Audit Committee and ultimately to the entire Board for such accountants'audit of the financial
         statements of the Corporation.   On an annual basis, the Audit
         Committee shall review and discuss with the independent accountants all significant relationships the accountants have with the Corporation to determine the accountants'independence.

     E.  Oversee independence of the accountants by:

         o receiving from the accountants, at least annually, a formal written statement delineating all relationships between the accountants and the Corporation consistent with the Independence Standards Board Standard 1 ("ISB No. 1");

         o reviewing, and actively discussing with the Board, if necessary, and the accountants, at least annually, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

         o recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

     F. Based on the review and discussions referred to in paragraph IV.B. and IV.E. above, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

     Financial Reporting Process

     G. In conjunction with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

     H. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices proposed by management. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

     I. Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restriction on the scope of the work or access to required information.

     J. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     Legal Compliance/General

     K Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     L. Engage such independent legal counsel and such accounting or other expert advisors as the Audit Committee deems necessary to carry out its duties.

     M. Ensure that a Code of Ethics is formalized in writing and that all employees have knowledge of it.

     N. Report through its Chairperson to the Board following meetings of the Audit Committee.

     O. Maintain minutes or other records of meetings and activities of the Audit Committee.

     P. Establish written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Corporation's employees of concerns regarding questionable accounting or auditing matters.

     Funding of the Audit Committee

     Q. The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, from the Corporation for payment of (a) compensation to the Corporations' independent accountants and auditors,
         (b) compensation to the outside legal, accounting or other expert advisors employed by the Audit Committee in the fulfillment of its duties, and ( c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee has sole authority to approve the fees and other retention terms of such legal, accounting and other expert advisors.


     Scope of Responsibilities and Duties

     R. While the Audit Committee has the responsibilities and duties set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                                  FRONT OF CARD
                                  -------------
PROXY                                                                PROXY


                         UNITED SYSTEMS TECHNOLOGY, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - July 7, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Gibbs and Randall L. McGee severally as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the votes to which the shares of Common Stock of United Systems Technology, Inc. held of record by the undersigned are entitled at the Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement, dated May 28, 2004, receipt of which is hereby acknowledged.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECOTRS
                AND "FOR" PROPOSALS 2 AND 3 ELECTION OF DIRECTORS


1. ELECTION OF DIRECTORS

    [   ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)
    [   ] WITHHOLD AUTHORITY to vote for all nominees below

   INSTRUCTIONS: To withhold authority to vote for any nominee below, strike a line through the npminee's name:

          Thomas E. Gibbs, Randall L. McGee, Earl H. Cohen, Scott Burri


2. Ratification of amendment to the Articles of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share

           [  ]  FOR          [  ]  AGAINST           [  ]   ABSTAIN


3. Ratification of Hein & Associates LLP as Independent Public Accountants for the Company:

           [  ]  FOR          [  ]  AGAINST           [  ]   ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                                  BACK OF CARD
                                  ------------

     THIS PROXY, WHEN PROPERLY executed, will be voted in the manner directed herein by the undersigned Shareholder. If no indication is made, this proxy will be voted for all nominees for director and for Proposal 2 and Propsal 3.

                                  Please  sign  exactly  as your  name appears
                                  hereon.   When  the shares  are  held  by
                                  joint tenants,  both should  sign. When
                                  signing as an attorney, executor,
                                  administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
                                  If a partnership,  please sign in the
                                  partnership name by an authorized person.

                                  _____________________________________
                                  Signature

                                  ___________________________________________
                                  Signature, if held jointly

                                  Dated:______________________, 2004


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE